UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 23, 2020

EyePoint Pharmaceuticals, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-51122	26-2774444
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

480 Pleasant Street

Watertown, MA 02472

(Address of Principal Executive Offices, and Zip Code)

(617) 926-5000

Registrant’s Telephone Number, Including Area Code

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	EYPT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

EyePoint Pharmaceuticals, Inc. (the “Company”) held its 2020 Annual Meeting of Stockholders on June 23, 2020 via live webcast (the “Annual Meeting”). On April 24, 2020, the record date for the Annual Meeting, there were 124,741,832 shares of common stock of the Company (the “Common Stock”) issued and outstanding and entitled to vote on the proposals presented at the Annual Meeting, of which 97,706,349 or 78.33%, were present in person or voted by proxy, which constituted a quorum. The holders of shares of its Common Stock are entitled to one vote for each share held and cumulative voting for directors is not permitted. The final results of the voting for each matter submitted to a vote of stockholders at the meeting are as follows:

Proposal No. 1.    Election of Directors

The Company’s stockholders elected the following directors to the Board, each to serve until the Company’s 2021 Annual Meeting or until such person’s successor is duly elected and qualified. The voting on this proposal is set forth below:

	Vote Type	Vote Results
Göran Ando, M.D.	For	72,626,677
	Withheld	2,096,998
	Non Votes	22,982,674
Nancy Lurker	For	72,797,793
	Withheld	1,925,882
	Non Votes	22,982,674
Douglas Godshall	For	72,843,042
	Withheld	1,880,633
	Non Votes	22,982,674
Jay Duker, M.D.	For	72,716,324
	Withheld	2,007,351
	Non Votes	22,982,674
Kristine Peterson	For	64,647,704
	Withheld	10,075,971
	Non Votes	22,982,674
Ronald W. Eastman	For	72,625,644
	Withheld	2,098,031
	Non Votes	22,982,674
John B. Landis, Ph.D.	For	72,850,677
	Withheld	1,872,998
	Non Votes	22,982,674
David Guyer, M.D.	For	67,752,649
	Withheld	6,971,026
	Non Votes	22,982,674
Wendy F. DiCicco	For	72,903,712
	Withheld	1,819,963
	Non Votes	22,982,674

Proposal No. 2.    Approval of Amendment to the Certification of Incorporation

The Company’s stockholders approved the adoption of an amendment to the Company’s Certificate of Incorporation to increase the number of shares of Common Stock that are authorized for issuance from 150,000,000 shares to 300,000,000 shares. The voting on this proposal is set forth below:

Vote type	Vote Results
For	88,133,505
Against	8,590,975
Abstain	981,869
Non Votes	0

Proposal No. 3.    Non-Binding Advisory Vote on Named Executive Officer Compensation

The Company’s stockholders approved, on a non-binding advisory basis, the compensation of the Company’s named executive officers as disclosed in the Proxy Statement. The voting on this proposal is set forth below:

Vote type	Vote Results
For	63,788,233
Against	10,393,776
Abstain	541,666
Non Votes	22,982,674

Proposal No. 4.    Ratification of Appointment of Independent Registered Public Accounting Firm

The Company’s stockholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020. The voting on this proposal is set forth below:

Vote type	Vote Results
For	96,186,362
Against	934,990
Abstain	584,997
Non Votes	0

Item 9.01 Financial	Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

3.1	Certificate of Amendment of the Certificate of Incorporation of Eyepoint Pharmaceuticals, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EyePoint Pharmaceuticals, Inc.

Date: June 23, 2020	By:	/s/ Nancy Lurker
	Name:	Nancy Lurker
	Title	President and Chief Executive Officer